GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Common Stocks: 99.1%	Value
	Australia: 6.6%
28,819	Corporate Travel Management Ltd.	$319,046
19,149	Sonic Healthcare Ltd.	366,963
		686,009
	China: 51.8%
8,900	Alibaba Group Holding Ltd.	79,881
1,700	Alibaba Group Holding Ltd. - ADR	123,012
16,900	Autohome Inc. - ADR	443,118
3,400	Baidu Inc. - ADR*	357,952
293,000	China Medical System Holdings Ltd.	307,714
66,500	China Merchants Bank Co., Ltd. - H Shares	262,960
205,000	Geely Automobile Holdings Ltd.	242,010
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	385,620
380	JD.com In. - CL A	5,239
9,000	JD.com Inc. - ADR	246,510
800	Meituan - Class B*	9,894
148,809	NARI Technology Co., Ltd. - A Shares	494,032
5,200	NetEase Inc. - ADR	538,044
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	206,907
114,600	Sany Heavy Industry Co., Ltd. - A Shares	228,024
44,300	Shenzhou International	419,401
417,000	Sino Biopharmaceutical Ltd.	160,898
8,000	Tencent Holdings Ltd.	310,517
108,400	Venustech Group Inc. - A Shares	310,919
71,960	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	235,829
		5,368,481
	Singapore: 4.5%
17,562	DBS Group Holdings Ltd.	468,624

	South Korea: 8.6%
65,683	Hanon Systems	291,016
10,050	Samsung Electronics Co., Ltd.	601,645
		892,661
	Taiwan: 15.0%
41,000	Elite Material Co., Ltd.	516,311
4,800	Largan Precision Co., Ltd.	364,477
2	Shin Zu Shing Co., Ltd.	11
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	672,833
		1,553,632

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Common Stocks: 99.1%	Value
	United States: 12.6%
3,190	Applied Materials Inc.	$657,874
490	Broadcom Inc.	649,451
		1,307,325

	Total Common Stocks	10,276,732
	(cost $8,498,796)

	Total Investments in Securities	10,276,732
	(cost $8,498,796): 99.1%

	Other Assets less Liabilities: 0.9%	90,444

	Net Assets: 100.0%	$10,367,176

*	Non-income producing security.

ADR - American Depository Receipt